EXHIBIT 11

                           HYPOTHETICAL ILLUSTRATIONS




             ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES,
                    DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The tables in Appendix A illustrate the way the Contracts operate. They show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (I.E., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%. The tables are based on an initial premium of $10,000 and also show the initial Death Benefit based on that premium. The insureds are assumed to be in the standard underwriting class. Values are first given based on current Contract charges and then based on guaranteed Contract charges (See Prospectus heading "Deductions and Charges"). These tables may assist in the comparison of Death Benefits, Account Values and Cash Surrender Values for the Contracts with those under other variable life insurance contracts that may be issued by other companies.

Death Benefits, Account Values and Cash Surrender Values for a Contract would be different from the amounts shown if the actual investment return averaged 0%, 6% or 12%, but varied above and below that average for individual Contract Years. They would also be different, depending on the allocation of Account Value among the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. They would also differ if the initial premium paid were different, if additional premiums were paid, if any Contract loan or partial withdrawal were made during the period of time illustrated, or if the insured were in another risk class.

The Death Benefits, Account Values and Cash Surrender Values shown in the tables reflect the fact that: a Monthly Deduction Amount (consisting of a cost of insurance charge, tax expense charge, and an administrative expense charge) is deducted from Account Value each Monthly Activity Date and that an Annual Maintenance Fee of $35 is deducted on each Contract Anniversary from all Variable Sub-Accounts to which Account Value is allocated. The values in the tables also reflect a deduction from the Variable Account of a daily charge equal to an annual rate of 0.90% for the mortality and expense risk charge. The Cash Surrender Value shown in the tables reflect the fact that a Withdrawal Charge is imposed on withdrawals in excess of the Free Withdrawal Amount (See Prospectus heading "Deductions and Charges").The amounts shown in the table are based on an average of the investment advisory fees and operating expenses incurred by the Portfolios, at an annual rate of .85% of the average daily net assets of the Portfolios (See Prospectus heading "Charges Against the Fund").

Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of: (-.85%, 5.15%, and 11.15%,) respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Account Values, Cash Surrender Values, and Death Benefits illustrated.

The second column of each table shows the amount that would accumulate if the initial premium of $10,000 were invested to earn interest, after taxes, of 5% per year, compounded annually.

Glenbrook Life will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, and underwriting classification. Where applicable, Glenbrook Life will also furnish upon request an illustration for a Contract that is not affected by the sex of the insured.



                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $39,998
                           STANDARD UNDERWRITING CLASS

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)

                       Premiums                CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                      Accumulated                     Cash                                    Cash
        End of      at 5% Interest      Account     Surrender       Death       Account     Surrender      Death
     Contract Year     Per Year          Value        Value        Benefit       Value        Value       Benefit
     -------------     --------          -----        -----        -------       -----        -----       -------

           1            10,500         10,838         9,988       39,998       10,762        9,912        39,998
           2            11,025         11,749        10,921       39,998       11,587       10,758        39,998
           3            11,576         12,740        11,933       39,998       12,483       11,676        39,998
           4            12,155         13,817        13,074       39,998       13,457       12,713        39,998
           5            12,763         14,989        14,351       39,998       14,515       13,878        39,998
           6            13,401         16,262        15,731       39,998       15,667       15,136        39,998
           7            14,071         17,647        17,222       39,998       16,920       16,495        39,998
           8            14,775         19,153        18,834       39,998       18,286       17,967        39,998
           9            15,513         20,790        20,577       39,998       19,775       19,563        39,998
          10            16,289         22,570        22,570       39,998       21,402       21,402        39,998
          11            17,103         24,629        24,629       39,998       23,276       23,276        39,998
          12            17,959         26,878        26,878       39,998       25,342       25,342        39,998
          13            18,856         29,337        29,337       41,658       27,623       27,623        39,998
          14            19,799         32,027        32,027       44,197       30,144       30,144        41,599
          15            20,789         34,971        34,971       46,862       32,914       32,914        44,105
          16            21,829         38,198        38,198       49,657       35,949       35,949        46,733
          17            22,920         41,721        41,721       53,403       39,262       39,262        50,256
          18            24,066         45,569        45,569       57,417       42,881       42,881        54,030
          19            25,270         49,771        49,771       61,715       46,833       46,833        58,073
          20            26,533         54,361        54,361       66,320       51,150       51,150        62,403
          25            33,864         84,510        84,510       98,032       79,411       79,411        92,117
          35            55,160        206,520       206,520      216,846      193,809      193,809       203,499

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $39,998
                           STANDARD UNDERWRITING CLASS

          ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)

                       Premiums                CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                      Accumulated                     Cash                                    Cash
        End of      at 5% Interest      Account     Surrender       Death       Account     Surrender      Death
     Contract Year     Per Year          Value        Value        Benefit       Value        Value       Benefit
     -------------     --------          -----        -----        -------       -----        -----       -------

          1            10,500          10,251          9,401       39,998       10,174         9,324        39,998
          2            11,025          10,509          9,681       39,998       10,343         9,514        39,998
          3            11,576          10,775          9,968       39,998       10,507         9,699        39,998
          4            12,155          11,048         10,305       39,998       10,664         9,920        39,998
          5            12,763          11,330         10,692       39,998       10,813        10,176        39,998
          6            13,401          11,619         11,087       39,998       10,952        10,421        39,998
          7            14,071          11,916         11,491       39,998       11,079        10,654        39,998
          8            14,775          12,222         11,903       39,998       11,190        10,871        39,998
          9            15,513          12,537         12,324       39,998       11,283        11,070        39,998
         10            16,289          12,861         12,861       39,998       11,354        11,354        39,998
         11            17,103          13,260         13,260       39,998       11,447        11,447        39,998
         12            17,959          13,673         13,673       39,998       11,515        11,515        39,998
         13            18,856          14,099         14,099       39,998       11,556        11,556        39,998
         14            19,799          14,541         14,541       39,998       11,565        11,565        39,998
         15            20,789          14,997         14,997       39,998       11,539        11,539        39,998
         16            21,829          15,468         15,468       39,998       11,471        11,471        39,998
         17            22,920          15,956         15,956       39,998       11,353        11,353        39,998
         18            24,066          16,459         16,459       39,998       11,176        11,176        39,998
         19            25,270          16,980         16,980       39,998       10,929        10,929        39,998
         20            26,533          17,519         17,519       39,998       10,602        10,602        39,998
         25            33,864          20,496         20,496       39,998        7,263         7,263        39,998
         35            55,160          28,163         28,163       39,998            0*            0*            0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 6% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $39,998
                          STANDARD UNDERWRITING CLASS

       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)

                       Premiums                CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                      Accumulated                     Cash                                    Cash
        End of      at 5% Interest      Account     Surrender       Death       Account     Surrender      Death
     Contract Year     Per Year          Value        Value        Benefit       Value        Value       Benefit
     -------------     --------          -----        -----        -------       -----        -----       -------

          1            10,500           9,664          8,814       39,998        9,587         8,737        39,998
          2            11,025           9,338          8,510       39,998        9,169         8,340        39,998
          3            11,576           9,023          8,215       39,998        8,747         7,940        39,998
          4            12,155           8,716          7,972       39,998        8,319         7,575        39,998
          5            12,763           8,419          7,781       39,998        7,883         7,246        39,998
          6            13,401           8,131          7,599       39,998        7,438         6,906        39,998
          7            14,071           7,851          7,426       39,998        6,979         6,554        39,998
          8            14,775           7,580          7,261       39,998        6,505         6,186        39,998
          9            15,513           7,317          7,104       39,998        6,012         5,799        39,998
         10            16,289           7,062          7,062       39,998        5,496         5,496        39,998
         11            17,103           6,849          6,849       39,998        4,975         4,975        39,998
         12            17,959           6,641          6,641       39,998        4,424         4,424        39,998
         13            18,856           6,439          6,439       39,998        3,839         3,839        39,998
         14            19,799           6,241          6,241       39,998        3,217         3,217        39,998
         15            20,789           6,049          6,049       39,998        2,552         2,552        39,998
         16            21,829           5,861          5,861       39,998        1,839         1,839        39,998
         17            22,920           5,679          5,679       39,998        1,068         1,068        39,998
         18            24,066           5,500          5,500       39,998          230           230        39,998
         19            25,270           5,327          5,327       39,998            0*            0*            0*
         20            26,533           5,157          5,157       39,998            0*            0*            0*
         25            33,864           4,373          4,373       39,998            0*            0*            0*
         35            55,160           3,074          3,074       39,998            0*            0*            0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 0% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                               ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,138
                           STANDARD UNDERWRITING CLASS

      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)

                       Premiums                CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                      Accumulated                     Cash                                    Cash
        End of      at 5% Interest      Account     Surrender       Death       Account     Surrender      Death
     Contract Year     Per Year          Value        Value        Benefit       Value        Value       Benefit
     -------------     --------          -----        -----        -------       -----        -----       -------

           1            10,500         10,838         9,988       33,138       10,733        9,883        33,138
           2            11,025         11,749        10,921       33,138       11,531       10,702        33,138
           3            11,576         12,740        11,933       33,138       12,401       11,593        33,138
           4            12,155         13,817        13,074       33,138       13,350       12,607        33,138
           5            12,763         14,989        14,351       33,138       14,389       13,751        33,138
           6            13,401         16,262        15,731       33,138       15,524       14,993        33,138
           7            14,071         17,647        17,222       33,138       16,766       16,341        33,138
           8            14,775         19,153        18,834       33,138       18,124       17,805        33,138
           9            15,513         20,790        20,577       33,138       19,609       19,396        33,138
          10            16,289         22,570        22,570       33,138       21,238       21,238        33,138
          11            17,103         24,629        24,629       33,138       23,123       23,123        33,138
          12            17,959         26,896        26,896       33,138       25,212       25,212        33,138
          13            18,856         29,414        29,414       34,708       27,537       27,537        33,138
          14            19,799         32,177        32,177       37,647       30,117       30,117        35,237
          15            20,789         35,201        35,201       40,833       32,945       32,945        38,217
          16            21,829         38,509        38,509       44,285       36,039       36,039        41,445
          17            22,920         42,138        42,138       47,616       39,434       39,434        44,560
          18            24,066         46,121        46,121       51,194       43,159       43,159        47,906
          19            25,270         50,497        50,497       55,041       47,251       47,251        51,504
          20            26,533         55,310        55,310       59,182       51,753       51,753        55,376
          25            33,864         87,252        87,252       91,614       81,626       81,626        85,708
          35            55,160        212,454       212,454      223,077      196,690      196,690       206,525

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                               ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,138
                           STANDARD UNDERWRITING CLASS

       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)

                       Premiums                CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                      Accumulated                     Cash                                    Cash
        End of      at 5% Interest      Account     Surrender       Death       Account     Surrender      Death
     Contract Year     Per Year          Value        Value        Benefit       Value        Value       Benefit
     -------------     --------          -----        -----        -------       -----        -----       -------

          1            10,500          10,251          9,401       33,138       10,146         9,296        33,138
          2            11,025          10,509          9,681       33,138       10,287         9,458        33,138
          3            11,576          10,775          9,968       33,138       10,424         9,616        33,138
          4            12,155          11,048         10,305       33,138       10,556         9,813        33,138
          5            12,763          11,330         10,692       33,138       10,683        10,046        33,138
          6            13,401          11,619         11,087       33,138       10,802        10,270        33,138
          7            14,071          11,916         11,491       33,138       10,909        10,484        33,138
          8            14,775          12,222         11,903       33,138       11,000        10,681        33,138
          9            15,513          12,537         12,324       33,138       11,069        10,856        33,138
         10            16,289          12,861         12,861       33,138       11,112        11,112        33,138
         11            17,103          13,260         13,260       33,138       11,172        11,172        33,138
         12            17,959          13,673         13,673       33,138       11,204        11,204        33,138
         13            18,856          14,099         14,099       33,138       11,205        11,205        33,138
         14            19,799          14,541         14,541       33,138       11,173        11,173        33,138
         15            20,789          14,997         14,997       33,138       11,103        11,103        33,138
         16            21,829          15,468         15,468       33,138       10,984        10,984        33,138
         17            22,920          15,956         15,956       33,138       10,803        10,803        33,138
         18            24,066          16,459         16,459       33,138       10,542        10,542        33,138
         19            25,270          16,980         16,980       33,138       10,180        10,180        33,138
         20            26,533          17,519         17,519       33,138        9,694         9,694        33,138
         25            33,864          20,496         20,496       33,138        4,372         4,372        33,138
         35            55,160          28,163         28,163       33,138            0*            0*            0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 6% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                               ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,138
                          STANDARD UNDERWRITING CLASS

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)

                       Premiums                CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                      Accumulated                     Cash                                    Cash
        End of      at 5% Interest      Account     Surrender       Death       Account     Surrender      Death
     Contract Year     Per Year          Value        Value        Benefit       Value        Value       Benefit
     -------------     --------          -----        -----        -------       -----        -----       -------

          1            10,500           9,664          8,814       33,138        9,559         8,709        33,138
          2            11,025           9,338          8,510       33,138        9,114         8,285        33,138
          3            11,576           9,023          8,215       33,138        8,665         7,857        33,138
          4            12,155           8,716          7,972       33,138        8,212         7,468        33,138
          5            12,763           8,419          7,781       33,138        7,754         7,116        33,138
          6            13,401           8,131          7,599       33,138        7,287         6,756        33,138
          7            14,071           7,851          7,426       33,138        6,808         6,383        33,138
          8            14,775           7,580          7,261       33,138        6,310         5,991        33,138
          9            15,513           7,317          7,104       33,138        5,787         5,575        33,138
         10            16,289           7,062          7,062       33,138        5,236         5,236        33,138
         11            17,103           6,849          6,849       33,138        4,671         4,671        33,138
         12            17,959           6,641          6,641       33,138        4,068         4,068        33,138
         13            18,856           6,439          6,439       33,138        3,426         3,426        33,138
         14            19,799           6,241          6,241       33,138        2,742         2,742        33,138
         15            20,789           6,049          6,049       33,138        2,007         2,007        33,138
         16            21,829           5,861          5,861       33,138        1,211         1,211        33,138
         17            22,920           5,679          5,679       33,138          336           336        33,138
         18            24,066           5,500          5,500       33,138            0*            0*            0*
         19            25,270           5,327          5,327       33,138            0*            0*            0*
         20            26,533           5,157          5,157       33,138            0*            0*            0*
         25            33,864           4,373          4,373       33,138            0*            0*            0*
         35            55,160           3,074          3,074       33,138            0*            0*            0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 0% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,314
                           STANDARD UNDERWRITING CLASS

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)

                       Premiums                CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                      Accumulated                     Cash                                    Cash
        End of      at 5% Interest      Account     Surrender       Death       Account     Surrender      Death
     Contract Year     Per Year          Value        Value        Benefit       Value        Value       Benefit
     -------------     --------          -----        -----        -------       -----        -----       -------

           1            10,500         10,838         9,988       19,314       10,657        9,807        19,314
           2            11,025         11,749        10,921       19,314       11,373       10,544        19,314
           3            11,576         12,740        11,933       19,314       12,158       11,351        19,314
           4            12,155         13,817        13,074       19,314       13,025       12,281        19,314
           5            12,763         14,989        14,351       19,314       13,987       13,349        19,314
           6            13,401         16,262        15,731       19,314       15,061       14,530        19,314
           7            14,071         17,652        17,227       19,946       16,271       15,846        19,314
           8            14,775         19,177        18,858       21,286       17,644       17,325        19,584
           9            15,513         20,848        20,635       22,724       19,178       18,965        20,904
          10            16,289         22,683        22,683       24,271       20,863       20,863        22,324
          11            17,103         24,805        24,805       26,046       22,813       22,813        23,953
          12            17,959         27,121        27,121       28,477       24,939       24,939        26,186
          13            18,856         29,645        29,645       31,128       27,258       27,258        28,621
          14            19,799         32,397        32,397       34,017       29,785       29,785        31,274
          15            20,789         35,394        35,394       37,164       32,538       32,538        34,164
          16            21,829         38,656        38,656       40,589       35,533       35,533        37,310
          17            22,920         42,207        42,207       44,317       38,790       38,790        40,730
          18            24,066         46,087        46,087       48,391       42,327       42,327        44,443
          19            25,270         50,327        50,327       52,843       46,163       46,163        48,471
          20            26,533         54,960        54,960       57,708       50,319       50,319        52,835
          25            33,864         85,429        85,429       89,700       76,721       76,721        80,557
          35            55,160        208,081       208,081      210,161      183,284      183,284       185,117

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,314
                           STANDARD UNDERWRITING CLASS

        ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)

                       Premiums                CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                      Accumulated                     Cash                                    Cash
        End of      at 5% Interest      Account     Surrender       Death       Account     Surrender      Death
     Contract Year     Per Year          Value        Value        Benefit       Value        Value       Benefit
     -------------     --------          -----        -----        -------       -----        -----       -------

          1            10,500          10,251          9,401       19,314       10,067         9,217        19,314
          2            11,025          10,509          9,681       19,314       10,114         9,285        19,314
          3            11,576          10,775          9,968       19,314       10,139         9,331        19,314
          4            12,155          11,048         10,305       19,314       10,138         9,394        19,314
          5            12,763          11,330         10,692       19,314       10,107         9,470        19,314
          6            13,401          11,619         11,087       19,314       10,040         9,509        19,314
          7            14,071          11,916         11,491       19,314        9,929         9,504        19,314
          8            14,775          12,222         11,903       19,314        9,762         9,444        19,314
          9            15,513          12,537         12,324       19,314        9,528         9,316        19,314
         10            16,289          12,861         12,861       19,314        9,212         9,212        19,314
         11            17,103          13,260         13,260       19,314        8,836         8,836        19,314
         12            17,959          13,673         13,673       19,314        8,346         8,346        19,314
         13            18,856          14,099         14,099       19,314        7,718         7,718        19,314
         14            19,799          14,541         14,541       19,314        6,924         6,924        19,314
         15            20,789          14,997         14,997       19,314        5,921         5,921        19,314
         16            21,829          15,468         15,468       19,314        4,654         4,654        19,314
         17            22,920          15,956         15,956       19,314        3,044         3,044        19,314
         18            24,066          16,459         16,459       19,314          982           982        19,314
         19            25,270          16,980         16,980       19,314            0*            0*            0*
         20            26,533          17,519         17,519       19,314            0*            0*            0*
         25            33,864          20,496         20,496       21,521            0*            0*            0*
         35            55,160          28,326         28,326       28,609            0*            0*            0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 6% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,314
                           STANDARD UNDERWRITING CLASS

       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)

                       Premiums                CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                      Accumulated                     Cash                                    Cash
        End of      at 5% Interest      Account     Surrender       Death       Account     Surrender      Death
     Contract Year     Per Year          Value        Value        Benefit       Value        Value       Benefit
     -------------     --------          -----        -----        -------       -----        -----       -------

          1            10,500           9,664          8,814       19,314        9,477         8,627        19,314
          2            11,025           9,338          8,510       19,314        8,927         8,098        19,314
          3            11,576           9,023          8,215       19,314        8,346         7,538        19,314
          4            12,155           8,716          7,972       19,314        7,728         6,984        19,314
          5            12,763           8,419          7,781       19,314        7,066         6,429        19,314
          6            13,401           8,131          7,599       19,314        6,350         5,819        19,314
          7            14,071           7,851          7,426       19,314        5,567         5,142        19,314
          8            14,775           7,580          7,261       19,314        4,701         4,383        19,314
          9            15,513           7,317          7,104       19,314        3,733         3,520        19,314
         10            16,289           7,062          7,062       19,314        2,640         2,640        19,314
         11            17,103           6,849          6,849       19,314        1,407         1,407        19,314
         12            17,959           6,641          6,641       19,314            0*            0*           0*
         13            18,856           6,439          6,439       19,314            0*            0*           0*
         14            19,799           6,241          6,241       19,314            0*            0*           0*
         15            20,789           6,049          6,049       19,314            0*            0*           0*
         16            21,829           5,861          5,861       19,314            0*            0*           0*
         17            22,920           5,679          5,679       19,314            0*            0*           0*
         18            24,066           5,500          5,500       19,314            0*            0*           0*
         19            25,270           5,327          5,327       19,314            0*            0*           0*
         20            26,533           5,157          5,157       19,314            0*            0*           0*
         25            33,864           4,373          4,373       19,314            0*            0*           0*
         35            55,160           3,074          3,074       19,314            0*            0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 0% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 55 MALE / 55 FEMALE
                          INITIAL FACE AMOUNT: $43,779
                           STANDARD UNDERWRITING CLASS

       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)

                       Premiums                CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                      Accumulated                     Cash                                    Cash
        End of      at 5% Interest      Account     Surrender       Death       Account     Surrender      Death
     Contract Year     Per Year          Value        Value        Benefit       Value        Value       Benefit
     -------------     --------          -----        -----        -------       -----        -----       -------

           1            10,500         10,906        10,056       43,779       10,906       10,056        43,779
           2            11,025         11,892        11,063       43,779       11,892       11,063        43,779
           3            11,576         12,964        12,156       43,779       12,964       12,156        43,779
           4            12,155         14,129        13,385       43,779       14,129       13,385        43,779
           5            12,763         15,396        14,759       43,779       15,396       14,759        43,779
           6            13,401         16,774        16,243       43,779       16,774       16,243        43,779
           7            14,071         18,272        17,847       43,779       18,272       17,847        43,779
           8            14,775         19,901        19,582       43,779       19,901       19,582        43,779
           9            15,513         21,672        21,460       43,779       21,672       21,460        43,779
          10            16,289         23,599        23,599       43,779       23,599       23,599        43,779
          11            17,103         25,801        25,801       43,779       25,801       25,801        43,779
          12            17,959         28,213        28,213       43,779       28,213       28,213        43,779
          13            18,856         30,860        30,860       43,779       30,860       30,860        43,779
          14            19,799         33,773        33,773       43,779       33,773       33,773        43,779
          15            20,789         36,985        36,985       43,779       36,985       36,985        43,779
          16            21,829         40,529        40,529       46,608       40,529       40,529        46,608
          17            22,920         44,417        44,417       50,191       44,417       44,417        50,191
          18            24,066         48,680        48,680       54,035       48,680       48,680        54,035
          19            25,270         53,359        53,359       58,161       53,359       53,359        58,161
          20            26,533         58,497        58,497       62,592       58,497       58,497        62,592
          25            33,864         92,558        92,558       97,186       92,558       92,558        97,186
          35            55,160        225,857       225,857      237,150      223,672      223,672       234,855

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 55 MALE / 55 FEMALE
                          INITIAL FACE AMOUNT: $43,779
                          STANDARD UNDERWRITING CLASS

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)

                       Premiums                CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                      Accumulated                     Cash                                    Cash
        End of      at 5% Interest      Account     Surrender       Death       Account     Surrender      Death
     Contract Year     Per Year          Value        Value        Benefit       Value        Value       Benefit
     -------------     --------          -----        -----        -------       -----        -----       -------

          1            10,500          10,316          9,466       43,779       10,316         9,466        43,779
          2            11,025          10,636          9,807       43,779       10,636         9,807        43,779
          3            11,576          10,961         10,153       43,779       10,961        10,153        43,779
          4            12,155          11,288         10,544       43,779       11,288        10,544        43,779
          5            12,763          11,618         10,980       43,779       11,618        10,980        43,779
          6            13,401          11,948         11,417       43,779       11,948        11,417        43,779
          7            14,071          12,276         11,851       43,779       12,276        11,851        43,779
          8            14,775          12,600         12,281       43,779       12,600        12,281        43,779
          9            15,513          12,925         12,713       43,779       12,916        12,703        43,779
         10            16,289          13,260         13,260       43,779       13,219        13,219        43,779
         11            17,103          13,673         13,673       43,779       13,561        13,561        43,779
         12            17,959          14,100         14,100       43,779       13,885        13,885        43,779
         13            18,856          14,541         14,541       43,779       14,188        14,188        43,779
         14            19,799          14,997         14,997       43,779       14,464        14,464        43,779
         15            20,789          15,469         15,469       43,779       14,706        14,706        43,779
         16            21,829          15,956         15,956       43,779       14,904        14,904        43,779
         17            22,920          16,460         16,460       43,779       15,047        15,047        43,779
         18            24,066          16,981         16,981       43,779       15,117        15,117        43,779
         19            25,270          17,519         17,519       43,779       15,094        15,094        43,779
         20            26,533          18,076         18,076       43,779       14,954        14,954        43,779
         25            33,864          21,154         21,154       43,779       11,427        11,427        43,779
         35            55,160          29,080         29,080       43,779            0*            0*            0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 6% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 55 MALE / 55 FEMALE
                          INITIAL FACE AMOUNT: $43,779
                          STANDARD UNDERWRITING CLASS

       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)

                       Premiums                CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                      Accumulated                     Cash                                    Cash
        End of      at 5% Interest      Account     Surrender       Death       Account     Surrender      Death
     Contract Year     Per Year          Value        Value        Benefit       Value        Value       Benefit
     -------------     --------          -----        -----        -------       -----        -----       -------

          1            10,500           9,725          8,875       43,779        9,725         8,875        43,779
          2            11,025           9,450          8,621       43,779        9,450         8,621        43,779
          3            11,576           9,174          8,367       43,779        9,174         8,367        43,779
          4            12,155           8,896          8,152       43,779        8,896         8,152        43,779
          5            12,763           8,614          7,976       43,779        8,614         7,976        43,779
          6            13,401           8,326          7,795       43,779        8,326         7,795        43,779
          7            14,071           8,040          7,615       43,779        8,029         7,604        43,779
          8            14,775           7,764          7,445       43,779        7,720         7,402        43,779
          9            15,513           7,495          7,282       43,779        7,395         7,183        43,779
         10            16,289           7,235          7,235       43,779        7,049         7,049        43,779
         11            17,103           7,017          7,017       43,779        6,704         6,704        43,779
         12            17,959           6,805          6,805       43,779        6,325         6,325        43,779
         13            18,856           6,599          6,599       43,779        5,907         5,907        43,779
         14            19,799           6,397          6,397       43,779        5,442         5,442        43,779
         15            20,789           6,201          6,201       43,779        4,923         4,923        43,779
         16            21,829           6,010          6,010       43,779        4,337         4,337        43,779
         17            22,920           5,823          5,823       43,779        3,667         3,667        43,779
         18            24,066           5,641          5,641       43,779        2,891         2,891        43,779
         19            25,270           5,464          5,464       43,779        1,982         1,982        43,779
         20            26,533           5,291          5,291       43,779          910           910        43,779
         25            33,864           4,490          4,490       43,779            0*            0*            0*
         35            55,160           3,166          3,166       43,779            0*            0*            0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 0% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 65 MALE / 65 FEMALE
                          INITIAL FACE AMOUNT: $27,688
       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)

                       Premiums                CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                      Accumulated                     Cash                                    Cash
        End of      at 5% Interest      Account     Surrender       Death       Account     Surrender      Death
     Contract Year     Per Year          Value        Value        Benefit       Value        Value       Benefit
     -------------     --------          -----        -----        -------       -----        -----       -------

           1            10,500         10,902        10,052       27,688       10,902       10,052        27,688
           2            11,025         11,873        11,044       27,688       11,873       11,044        27,688
           3            11,576         12,919        12,112       27,688       12,919       12,112        27,688
           4            12,155         14,047        13,304       27,688       14,047       13,304        27,688
           5            12,763         15,266        14,628       27,688       15,266       14,628        27,688
           6            13,401         16,584        16,053       27,688       16,584       16,053        27,688
           7            14,071         18,012        17,587       27,688       18,012       17,587        27,688
           8            14,775         19,565        19,247       27,688       19,565       19,247        27,688
           9            15,513         21,260        21,047       27,688       21,260       21,047        27,688
          10            16,289         23,120        23,120       27,688       23,120       23,120        27,688
          11            17,103         25,280        25,280       27,688       25,280       25,280        27,688
          12            17,959         27,693        27,693       29,077       27,693       27,693        29,077
          13            18,856         30,341        30,341       31,858       30,341       30,341        31,858
          14            19,799         33,236        33,236       34,897       33,236       33,236        34,897
          15            20,789         36,397        36,397       38,216       36,397       36,397        38,216
          16            21,829         39,845        39,845       41,838       39,845       39,845        41,838
          17            22,920         43,604        43,604       45,784       43,604       43,604        45,784
          18            24,066         47,696        47,696       50,080       47,696       47,696        50,080
          19            25,270         52,143        52,143       54,750       52,143       52,143        54,750
          20            26,533         56,970        56,970       59,819       56,970       56,970        59,819
          25            33,864         88,561        88,561       92,989       87,744       87,744        92,131
          35            55,160        215,853       215,853      218,012      210,524      210,524       212,630

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 65 MALE / 65 FEMALE
                          INITIAL FACE AMOUNT: $27,688
                           STANDARD UNDERWRITING CLASS

        ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)

                       Premiums                CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                      Accumulated                     Cash                                    Cash
        End of      at 5% Interest      Account     Surrender       Death       Account     Surrender      Death
     Contract Year     Per Year          Value        Value        Benefit       Value        Value       Benefit
     -------------     --------          -----        -----        -------       -----        -----       -------

          1            10,500          10,311          9,461       27,688       10,311         9,461        27,688
          2            11,025          10,617          9,788       27,688       10,617         9,788        27,688
          3            11,576          10,914         10,107       27,688       10,914        10,107        27,688
          4            12,155          11,201         10,458       27,688       11,201        10,458        27,688
          5            12,763          11,487         10,849       27,688       11,474        10,837        27,688
          6            13,401          11,781         11,249       27,688       11,728        11,197        27,688
          7            14,071          12,083         11,658       27,688       11,958        11,533        27,688
          8            14,775          12,393         12,075       27,688       12,155        11,836        27,688
          9            15,513          12,713         12,500       27,688       12,310        12,098        27,688
         10            16,289          13,042         13,042       27,688       12,413        12,413        27,688
         11            17,103          13,447         13,447       27,688       12,503        12,503        27,688
         12            17,959          13,866         13,866       27,688       12,518        12,518        27,688
         13            18,856          14,300         14,300       27,688       12,443        12,443        27,688
         14            19,799          14,748         14,748       27,688       12,262        12,262        27,688
         15            20,789          15,211         15,211       27,688       11,951        11,951        27,688
         16            21,829          15,689         15,689       27,688       11,477        11,477        27,688
         17            22,920          16,184         16,184       27,688       10,796        10,796        27,688
         18            24,066          16,696         16,696       27,688        9,848         9,848        27,688
         19            25,270          17,225         17,225       27,688        8,552         8,552        27,688
         20            26,533          17,771         17,771       27,688        6,802         6,802        27,688
         25            33,864          20,795         20,795       27,688            0*            0*            0*
         35            55,160          28,579         28,579       28,864            0*            0*            0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 6% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 65 MALE / 65 FEMALE
                          INITIAL FACE AMOUNT: $27,688
                          STANDARD UNDERWRITING CLASS

      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)

                       Premiums                CURRENT CHARGES(1)                     GUARANTEED CHARGES(2)
                      Accumulated                     Cash                                    Cash
        End of      at 5% Interest      Account     Surrender       Death       Account     Surrender      Death
     Contract Year     Per Year          Value        Value        Benefit       Value        Value       Benefit
     -------------     --------          -----        -----        -------       -----        -----       -------

           1            10,500          9,720         8,870       27,688        9,720        8,870        27,688
           2            11,025          9,431         8,602       27,688        9,431        8,602        27,688
           3            11,576          9,127         8,320       27,688        9,127        8,320        27,688
           4            12,155          8,818         8,074       27,688        8,806        8,062        27,688
           5            12,763          8,517         7,880       27,688        8,463        7,825        27,688
           6            13,401          8,226         7,695       27,688        8,091        7,560        27,688
           7            14,071          7,944         7,519       27,688        7,683        7,258        27,688
           8            14,775          7,670         7,351       27,688        7,227        6,908        27,688
           9            15,513          7,404         7,191       27,688        6,711        6,498        27,688
          10            16,289          7,146         7,146       27,688        6,118        6,118        27,688
          11            17,103          6,931         6,931       27,688        5,453        5,453        27,688
          12            17,959          6,721         6,721       27,688        4,670        4,670        27,688
          13            18,856          6,517         6,517       27,688        3,745        3,745        27,688
          14            19,799          6,317         6,317       27,688        2,651        2,651        27,688
          15            20,789          6,123         6,123       27,688        1,351        1,351        27,688
          16            21,829          5,934         5,934       27,688            0*           0*            0*
          17            22,920          5,749         5,749       27,688            0*           0*            0*
          18            24,066          5,569         5,569       27,688            0*           0*            0*
          19            25,270          5,394         5,394       27,688            0*           0*            0*
          20            26,533          5,223         5,223       27,688            0*           0*            0*
          25            33,864          4,430         4,430       27,688            0*           0*            0*
          35            55,160          3,119         3,119       27,688            0*           0*            0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 0% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.